UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 28, 2015

NETGEAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive
San Jose, CA 95134
(Address, including zip code, of principal executive offices)

(408) 907-8000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 23, 2015, NETGEAR, Inc. (the “Company”) held a conference call to discuss the Company’s financial results for its first fiscal quarter ended March 29, 2015 and the Company’s expectations for the second fiscal quarter of 2015. The Company wishes to reiterate and clarify elements of the second quarter guidance presented during this conference call.

The Company expects second quarter 2015 net revenue to be in the range of $270 million to $285 million, with non-GAAP operating margin in the range of 6.0% to 7.0%. The Company expects its non-GAAP tax expense to be approximately $9 million to $11 million for the second quarter of 2015, which equates to a tax rate of approximately 55%.

The differences between GAAP and non-GAAP financial measures include adjustments, net of any tax effect, for amortization of intangibles, stock-based compensation expense, restructuring and other charges, acquisition-related expense, losses on inventory commitments due to restructuring, litigation reserves, net, goodwill impairment charges, and the establishment of a valuation allowance associated with certain deferred tax assets. Please refer to the schedules accompanying the Company’s press release dated April 23, 2015 announcing its first fiscal quarter 2015 financial results for a reconciliation of financial measures computed on a GAAP basis to financial measures computed on a non-GAAP basis, a copy of which is hereby incorporated by reference as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 and the exhibit to this Current Report are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information furnished pursuant to this Item 7.01 and the exhibit to this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number        Description

99.1             Press Release, dated April 23, 2015 (1)

(1)	Incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on April 23, 2015 with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2015
NETGEAR, INC.

	By:	/s/ Andrew W. Kim
Andrew W. Kim
SVP of Corporate Development and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 23, 2015 (1)

(1)	Incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on April 23, 2015 with the Securities and Exchange Commission.